Exhibit 10.53

EXECUTION VERSION

KADMON HOLDINGS, LLC

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 28, 2015, among KADMON HOLDINGS, LLC, a Delaware limited liability company (the “Company”), and the investors named on the signature pages hereto (individually, an “Initial Investor” and collectively, the “Initial Investors”.  Certain capitalized terms used herein and not otherwise defined have the meaning given to them in the Purchase Agreements or in Section 11 hereof.

W I T N E S S E T H :

WHEREAS, the Initial Investors have, pursuant to the terms of Note Purchase Agreements dated the date hereof, by and among the Company and the purchasers named therein (the “Purchase Agreements”), inter alia, agreed to purchase 13.0% senior secured convertible PIK notes due 2019 (the “Notes”); and

WHEREAS, the Initial Investors have requested, and the Company has agreed to provide, “piggyback” registration rights with respect to the Class A Units issuable upon conversion of the Notes, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.                                      PIGGY-BACK REGISTRATION.

(a)                                 Following a Qualified IPO, if the Company proposes to register any of its Class A Units under the Securities Act (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8, pursuant to a registration made on Form S-4, or any successor forms thereto then in effect) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), it will, at each such time, give prompt written notice to the Investors of its intention to do so.

(b)                                 Upon the written request of an Investor (which request shall specify the number of Registrable Securities intended to be registered or disposed of by such Investor) received within 20 Business Days after the delivery of the Company’s notice of registration, the Company shall, subject to the limitations set forth in this Agreement, use its commercially reasonable efforts to include in such registration under the Securities Act all Registrable Securities which such Investor has so requested to be registered or sold.

(c)                                  If the Piggyback Registration is an underwritten offering, the Company shall select the investment banker(s) and manager(s) that will administer the offering.

(d)                                 If any of the managing underwriters gives the Company its written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number of dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: first, all securities the Company proposes to sell, and second, securities allocated among all selling stockholders of the Company in proportion to the number of Registrable Securities owned by each such selling stockholder (including the Investors) or in such other proportions as shall consented to by holders of a majority of such Registrable Securities.  All persons whose securities are included in the Piggyback Registration must sell their securities on the same terms and conditions as apply to the securities being sold by the Company.

(e)                                  The Company will pay all registration expenses, other than underwriting discounts and selling commissions, in connection with each Piggyback Registration of Registrable Securities, including the reasonable fees of one counsel to the Selling Investors (as defined below) participating in such Piggyback Registration as a group (selected by a majority in interest of the holders of Registrable Securities who participate in such Piggyback Registration).

2.                                      REGISTRATION PROCEDURES; BEST EFFORTS.  Whenever an Investor requests the registration of any Registrable Securities pursuant to Section 1, subject to the limitations set forth in this Agreement, the Company shall use its commercially reasonable efforts to register and to permit the sale of Registrable Securities in accordance with the intended method of disposition.  To carry out this obligation, the Company shall as expeditiously as possible:

(a)                                 Use its commercially reasonable efforts to prepare and file with the SEC a registration statement on the appropriate form and use its commercially reasonable efforts to cause the registration to become effective.  At least two Business Days before filing a registration statement or prospectus or any amendments or supplements thereto that covers Registrable Securities pursuant to Section 1 hereof, the Company will furnish to counsel to the Investors selling Registrable Securities in such offering (each, a “Selling Investor”, and collectively, the “Selling Investors”) copies of all documents proposed to be filed for such counsel’s review and approval, which approval shall not be unreasonably withheld or delayed;

(b)                                 Notify immediately each Selling Investor of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

(c)                                  Use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the registration statement and the corresponding prospectus necessary to keep the registration statement effective for 180 days or such shorter period as maybe required to sell all Registrable Securities covered by the registration statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during each period in accordance with the Selling Investors’ intended methods of disposition as set forth in the registration statement;

(d)                                 Furnish to each Selling Investor a sufficient number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as such Selling Investor may reasonably request to facilitate the disposition of its Registrable Securities;

(e)                                  Use its commercially reasonable efforts to register or qualify the Registrable Securities subject to registration under securities or blue sky laws of jurisdictions in the United States of America as any Selling Investor requests and will do any and all other acts and things that may be necessary or advisable to enable such Selling Investor to consummate the disposition of its Registrable Securities; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(f)                                   Use its commercially reasonable efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by those governmental agencies or authorities necessary to enable each Selling Investor to consummate the disposition of its Registrable Securities;

(g)                                  Notify each Selling Investor, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and will prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(h)                                 Use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

(i)                                     Provide an institutional transfer agent and registrar and a CUSIP number for all Registrable Securities on or before the effective date of the registration statement;

(j)                                    Enter into such customary agreements (including an underwriting agreement in customary form) and use its commercially reasonable efforts to in connection with those agreements as the Selling Investors or the underwriters, if any, reasonably request to expedite or facilitate the disposition of such Registrable Securities;

(k)                                 Make available for inspection by any Selling Investor, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant, or other agent of any Selling Investor or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, and employees to supply all information reasonably requested by any Selling Investor, underwriter, attorney, accountant, or agent to exercise their due diligence responsibility in connection with the registration statement; provided that an appropriate confidentiality agreement is executed by any such Selling Investor, underwriter, attorney, accountant, or other agent;

(l)                                     In connection with any underwritten offering, obtain a “comfort” letter from the Company’s independent public accountants in customary form and covering those matters customarily covered by “cold comfort” letters as the Selling Investors or the managing underwriters request (and the letter shall be addressed to Selling Investors); and

(m)                             Furnish, at the reasonable request of any Selling Investor an opinion of counsel representing the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an underwritten public offering and satisfactory to counsel representing such Selling Investors, addressed to the underwriters, if any, and to such Selling Investors.

3.                                      INFORMATION.  From time to time, the Company may require each Selling Investor to furnish to the Company information regarding the distribution of the securities subject to registration.  Whenever any such Selling Investor has requested that Registrable Securities be registered pursuant to this Agreement, such Selling Investor shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as to such Selling Investor as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading.

4.                                      MATERIAL CHANGE.  Each Selling Investor agrees that, upon receipt of any notice from the Company of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of material fact or omits to state any material fact necessary to make the statements therein not misleading, such Selling Investor will discontinue the distribution of Registrable Securities pursuant to any such prospectus until such Selling Investor receives copies of a supplemented or amended prospectus from the Company.  In addition, if the Company requests, the Selling Investor will deliver to the Company (at the Company’s expenses) all copies, other than permanent file copies then in its possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice.

5.                                      MARKET STANDOFF.  Each Investor agrees that, if requested by the Compnay and an underwriter of Registrable Securities of the Company in connection with any public offering by the Company after a Qualified IPO, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale, or otherwise dispose of or transfer (i) any Registrable Securities held by it for such period not to exceed ninety (90) days following the effective date of the relevant registration statement in connection with any public offering of Registrable Securities, as such underwriter shall specify reasonably and in good faith.  The foregoing provisions of this Section 5 shall be applicable to the Investors only if all officers and directors and all stockholders individually owning more than one percent (1%) are subject to the same restrictions.

6.                                      INDEMNIFICATION.

(a)                                 To the full extent permitted by law, the Company agrees to indemnify each Selling Investor, its officers and directors, and each person who controls such Selling Investor (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses to which any of such persons may become subject under the Securities Act or the Exchange Act arising out of or resulting from (i) any untrue or allegedly untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to the action or inaction of the Company in connection with any registration, qualification or compliance, except to the extent the untrue statement or omission resulted from information that the Selling Investor furnished in writing to the Company specifically stating that it is for use in the preparation thereof; or (ii) any violation by the Company of any of the Securities Act or the Exchange Act or any applicable state securities laws, or any rules promulgated under any such acts or laws.  As to any person entitled to indemnity under this Section 6(a), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person.

(b)                                 Each Selling Investor will furnish to the Company in writing the information and affidavits that the Company reasonably requests for use in connection with any registration statement or prospectus and each such Selling Investor agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses to which any of such persons may become subject under the Securities Act or the Exchange Act resulting from any untrue or allegedly untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit such Selling Investor furnished in writing to the Company through an instrument duly executed by such Selling Investor specifically stating that it is for use in the preparation of such registration statement, prospectus or preliminary prospectus; provided, however, that the obligations of any Selling Investor hereunder shall be limited to an amount equal to the proceeds received by such Selling Investor from the sale of securities pursuant to the applicable registration statement as contemplated herein. As to any person entitled to indemnity under this Section 6(b), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person.

(c)                                  Any person entitled to indemnification under this Section 6 will (x) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (y) unless in the indemnifying party’s reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party.  If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld).  No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant’s or plaintiffs release of the indemnified party from all liability concerning the claim or litigation.  An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel.

(d)                                 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (x) any Selling Investor exercising rights under this Agreement, or any controlling person of any such Selling Investor, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, or (y) contribution under the Securities Act may be required on the part of any such Selling Investor or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Selling Investor will contribute to the aggregate losses, claims, damages, liabilities and expenses that they may be subject to (after contribution to others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the actions that resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations; provided, however, that no Selling Investor will be required to contribute any amount in excess of the proceeds actually received by such Selling Investor pursuant to the registration statement.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact was made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the indemnifying party’s or the indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Agreement, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d).  No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

7.                                      RULE 144 AND RULE 144A; COMPANY OBLIGATIONS.  If the Company files a registration statement pursuant to the requirements of the Securities Act or Section 12 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and obligations adopted by the SEC thereunder, and it will take such further action as any Investor reasonably may request, all to the extent required from time to time, to enable such Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act as amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.

8.                                      TERMINATION.  This Agreement shall terminate with respect to any Investor immediately after all of such Investor’s Registrable Securities are freely saleable under Rule 144.

9.                                      SUCCESSOR ENTITY.  The Company shall not change its form of organization (i.e., to  a corporation, partnership or other form of entity), or merge or consolidate into any other Person, unless such changed or successor entity agrees to be bound by this Agreement.

10.                               MOST FAVORED NATION.  If at any time or from time to time the Company proposes to provide registration rights to holders of Class A Units or securities convertible or exchangeable into Class A Units, that are more favorable to such holder than or in excess of those provided to the Investors hereunder, then, the Company shall give such Investors written notice in reasonable detail of such proposed registration rights, such notice to be given no less than 10 Business Days prior to the proposed granting of such registration rights (the “Company Notice”), and, at the option of holders of a majority of the Registrable Securities by written notice to the Company within 10 Business Days of the date of the Company’s notice (the “Investor Notice”), the Company shall, concurrently upon the granting of such registration rights to such holder(s), grant or provide such more favorable registration rights to the Investors.  If the holders of a majority of the Registrable Securities fail to send a timely Investor Notice, the Investors shall be deemed to have waived their rights under this Section 10, but only with respect to the proposed registration rights that are set forth in the Company Notice.

11.                               INTERPRETATION OF THIS AGREEMENT.

(a)                                 Terms Defined.  As used in this Agreement, the following terms have the respective meaning set forth below:

“Additional Investor” shall mean any person or entity that becomes a party to this Agreement pursuant to Section 12(a).

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, provided, that any reference to “days” (unless Business Days are specified) shall mean calendar days.

“Class A Units” shall have the meaning specified in the Operating Agreement and shall include any equity interests into which any Class A Units shall have been converted or changed, any equity interests for which the Class A Units are exchanged and any equity interests resulting from any reclassification of any Class A Units in the Company (including, without limitation, as a result of the conversion of the Company into a Delaware corporation), in each case, the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current distributions and liquidating distributions after the payment of distributions with respect to any equity interests in the Company entitled to preference.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Initial Public Offering” shall mean the first public offering of Class A Units of the Company or any successor corporation of the Company, as applicable.

“Investor” shall mean any Initial Investor or Additional Investor and any transferee of its Registrable Securities and “Investors” shall mean the Initial Investors, Additional Investors and their respective transferees of Registrable Securities.

“Operating Agreement” shall mean the Second Amended and Restated Limited Liability Company Agreement of the Company dated as of June 27, 2014, among the Company and the members of the Company, as amended, restated, supplemented and otherwise modified from time to time in accordance with its terms.

“Registrable Securities” shall mean (i) any Class A Units purchased or acquired by the Investors or which may be purchased or acquired by the Investors pursuant to the Purchase Agreements and any Subsequent Purchase Agreements and (ii) any other securities of the Company (or any successor or assign of the Company, whether by merger, consolidation, sale of assets or otherwise) which may be issued or issuable with respect to, in exchange for, or in substitution of, Registrable Securities referenced in the foregoing clause (i) by reason of any dividend, distribution or Class A Unit split, combination of Class A Units, merger, consolidation, recapitalization, reclassification, reorganization, sale of assets or similar transaction; provided that a Registrable Security shall cease to be a Registrable Security when it is registered under the Securities Act and disposed of in accordance with the registration statement covering it.

“Required Investors” shall mean Investors holding a majority of the Class A Units issued or issuable upon conversion of all the Notes purchased by the Initial Investors and Additional Investors.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“SEC” shall mean the Securities and Exchange Commission.

(b)                                 Governing Law.  This Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of New York, excluding choice-of-law principles of such state that would require the application of the laws of a jurisdiction other than such state.

(c)                                  Section Headings.  The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

12.                               MISCELLANEOUS.

(a)                                 Additional Investors.  Notwithstanding anything to the contrary contained herein, if the Company issues additional Notes pursuant to Subsequent Purchase Agreements or the Placement Banks Engagement Letter, any purchaser of such Notes  pursuant thereto may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder.  No action or consent by the then existing Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

(b)                                 Notices.

(i)                                     All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered or certified mail, postage prepaid:

(A)                               if to any of the Initial Investors, to such Initial Investor at the address set forth on such Initial Investors’ signature page, or at such other address as such Initial Investor may have furnished the parties hereto in writing;

(B)                               if to any other Investor, to such Investor at the registered address of such Investor as set forth in the applicable register kept at the principal office of the Company; and

(C)                               if to the Company, to it at 450 East 29th Street, New York, NY 10016, Attention: Steven N. Gordon, Esq., Executive Vice President and General Counsel or at such other address as the Company may have furnished the parties hereto in writing.

(ii)                                  Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the first Business Day following the date of such mailing; and if mailed by registered or certified mail, on the third Business Day after the date of such mailing.

(c)                                  Reproduction of Documents.  This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by each Investors pursuant hereto and (iii) financial statements, certificates and other information previously or hereafter furnished to each Investor, may be reproduced by each Investor by a photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and each Investor may destroy any original document so reproduced.  All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by each Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(d)                                 Successors and Assigns.  The Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.  The Initial Investors, Additional Investors and the other Investors may assign their rights and obligations hereunder to any transferee of their Registrable Securities who enters into an agreement to be bound by the terms of this Agreement in the form of the Joinder Agreement attached hereto as Exhibit A.  By delivering an executed Joinder Agreement, such additional persons shall be deemed to be a party thereto and such Joinder Agreement shall be a part of this Agreement.

(e)                                  Entire Agreement; Amendment and Waiver.  This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersede all prior understandings among such parties.  The Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Required Investors.  No waiver by any party of any of the provisions of the Agreement will be effective unless explicitly set forth in writing and executed by the party so waiving.  Except as provided in the preceding sentence, no action taken pursuant to the Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein.  The waiver by any party hereto of a breach of any provision of the Agreement will not operate or be construed as a waiver of any subsequent breach.

(f)                                   Severability.  In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

(g)                                  Third Parties.  Except as otherwise set forth herein, the Agreement does not create any rights, claims or benefits inuring to any person that is not a party thereto nor create or establish any third party beneficiary thereto.

(h)                                 Specific Performance.  Without limiting or waiving in any respect any rights or remedies of the parties hereto under the Agreement, each of the parties will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of the Agreement.  The Company and the Investors hereby declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party to perform any of its obligations under this Agreement.  If any party hereto shall institute any action or proceeding to enforce the provisions hereof, each of the Company and the Investors hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

(i)                                     Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

[The remainder of this page is intentionally blank - signatures on next page.]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

THE COMPANY

KADMON HOLDINGS, LLC

By:	/s/ Harlan W. Waksal

Name:	Harlan W. Waksal
Title:	President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

By:	/s/ Charles Dunne

Name: Charles Dunne

Address: 505 Greenwich Street
Apt. 3A
New York, New York 10013

email: Charles@Dunneprojects.com

Facsimile No.: 866.310.8895

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

LF Kadmon LLC
By: New Stone Manager Corp., Manager

By:	/s/ Harrison T. LeFrak

Name: Harrison T. LeFrak
Title: Vice President

Address: c/o LeFrak
Attention: Investment Department
40 West 57th Street, 23rd Floor
New York, NY 10019

email:

Facsimile No.: 212.708.6611

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

GoldenTree 2004 Trust
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director — Bank Debt

Address: 485 Lexington Ave
15th Floor
New York, NY 10017

email:
Facsimile No.: 212.847.8096

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

San Bernardino County Employees Retirement Association
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director — Bank Debt

Address: 485 Lexington Ave
15th Floor
New York, NY 10017

email:
Facsimile No.: 212.847.8096

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

GT NM, LP
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director — Bank Debt

Address: 485 Lexington Ave
15th Floor
New York, NY 10017

email:
Facsimile No.: 212.847.8096

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, LP
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director — Bank Debt

Address: 485 Lexington Ave
15th Floor
New York, NY 10017

email:
Facsimile No.: 212.847.8096

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

Titan Perc LLC

By:	/s/ Darren Ross

Name: Darren Ross
Title: Director

Address: 750 Washington Blvd
10th floor
Stamford, CT 06901

email:

Facsimile No.: 203.327.8599

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

Perceptive Life Sciences Master Fund LTD

By:	/s/ James H Mannix

Name: James H Mannix
Title: COO

Address: 499 Park Ave
25th floor
New York, NY 10022

email:

Facsimile No.: 646.205.5301

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

Telemetry Securities LLC

By:	/s/ Daniel Sommers

Name: Daniel Sommers
Title:

Address: 545 Fifth Ave.
Suite 1108
New York, NY 10017

email:

Facsimile No.:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

THIRD POINT VENTURES LLC
as nominee for funds managed and/or advised by
Third Point LLC
By: THIRD POINT LLC, its Member

By:	/s/ Mendy R Haas
Name: Mendy R Haas
Title: CFO

Address: Third Point LLC
390 Park Avenue 19th Floor
New York, NY 10022
Attn: Josh Targoff, Chief Operating
Officer and General Counsel

email: JTargoff@ThirdPoint.com

With Copy to:
operations@thirdpoint.com

Facsimile No.: 212.318.3806

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

Alpha Spring Limited

By:	/s/ Zan Shengda
Name: Zan Shengda
Title: Director

Address: Room 906
Bank of Shanghai Tower
168 Middle Yincheng Road
Pudong District, Shanghai, China

email:

Facsimile No.: (0086)21-68591615

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

Jiangsu Venture Capital Co., Limited

By:	/s/ Zuo Songlin
Name: Zuo Songlin
Title: Director

Address: Room 711
Ludi International Business Center
No. 88, Gulou Street
Gulou District
Nanjing City, Jiangsu Province, China

email:

Facsimile No.: (0086)25-83168971

[Signature Page to Registration Rights Agreement]

EXHIBIT A

JOINDER AGREEMENT

By executing this JOINDER AGREEMENT, the undersigned hereby agrees to become a party to the Registration Rights Agreement dated as of August    , 2015, by and among Kadmon Holdings, LLC, a Delaware limited liability company, and the Initial Investors (as defined therein) signatory thereto, and that he/she/it will have all the rights and obligations of an Investor provided under such Registration Rights Agreement.

Dated:

[NAME]

By:
Name:
Title:

Address:

email:

Facsimile No.: